UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):   August 24, 2023

GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33387	77-0398779
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1213 Elko Drive Sunnyvale, California 94089
(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 331-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	GSIT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on August 24, 2023. At the annual meeting, the matters set forth below were submitted to a vote of the Company’s stockholders. The final tally of shares voted for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

1.	The Company’s stockholders elected the following seven persons to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, with the votes cast as follows:

Director Nominees	For	Withhold	Broker Non-Vote
Jack A. Bradley	14,594,949	286,486	4,470,603
Elizabeth Cholawsky	14,699,572	181,863	4,470,603
Haydn Hsieh	14,665,118	216,317	4,470,603
Ruey L. Lu	14,637,715	243,720	4,470,603
Barbara Nelson	14,597,883	283,552	4,470,603
Lee-Lean Shu	14,789,345	92,090	4,470,603
Robert Yau	14,818,137	63,298	4,470,603

2.	The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024, with the votes cast as follows:

Votes For:	18,941,325
Votes Against:	333,956
Abstentions:	76,757
Broker Non-Votes:	0

3.	The Company’s stockholders approved an advisory (non-binding) resolution regarding the fiscal 2023 compensation of the executive officers named in the Summary Compensation Table, as disclosed in the Company’s proxy statement for the annual meeting, with the votes cast as follows:

Votes For:	13,728,970
Votes Against:	1,076,901
Abstentions:	75,564
Broker Non-Votes:	4,470,603

4.	A majority of the Company’s stockholders indicated on an advisory (non-binding) basis to hold an advisory stockholder vote on executive compensation annually, with the votes cast as follows:

1 Year:	14,144,985
2 Years:	22,132
3 Years:	645,999
Abstentions:	68,319
Broker Non-Votes:	4,470,603

Based on the results of the advisory vote related to the frequency of future advisory stockholder votes to approve executive compensation and other factors, the Company’s Board of Directors determined on August 24, 2023 that the Company will continue to hold future advisory votes to approve executive compensation annually until the next required stockholder vote on the frequency of these votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2023

GSI Technology, Inc.

By:	/s/ Douglas M. Schirle
Douglas M. Schirle
Chief Financial Officer

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